UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

    ------------------------------------------------------------------------

                                    FORM 8-K
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               September 30, 2005
    ------------------------------------------------------------------------

                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    ------------------------------------------------------------------------
                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                        organization) Identification No.)

                        China Direct Trading Corporation
                      Attn: Howard Ullman, CEO & President
                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)


                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
                                 (954) 474-0224
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 MATERIAL DEFINITIVE CONTRACTS. On or about September 30, 2005, China Direct Trading Corporation (Company) entered into a marketing and sales agreement ("Agreement") with Xiangtan Electric Import & Export Co., Ltd., (XEI), a Chinese company and an export-import distributor for Xiangtan Electrical Manufacturing Co., Ltd. (XEIM), a Chinese manufacturer of small and medium sized electrical generators, whereby the Company will have a one-year exclusive marketing and sales arrangement for XEIM's 50 Kilo Watt diesel, gasoline, kerosene, natural gas and LPG electrical generators (collectively, the "products") in the United States. There are no orders for the products as of the date of this Report.

         The Company must attain $3 million in U.S. sales of the products in order to maintain its exclusive arrangement past year one of the Agreement. If the Company fails to reach that sales goal, then XEI may cancel the exclusivity enjoyed by the Company during the first year of the Agreement for the United States market and use other companies to market the products. Since the approval of Underwriters Laboratories, Inc. of "UL" is required many distributors, local governments, and other possible U.S. buyers for the products, XEI is currently seeking UL approval for the products. While the Company is not aware of any reason why the products would not be eligible for UL approval, the lack of UL approval for the products would substantially reduce, if not effectively eliminate, the potential market for the products in the United States. There can be no assurances that XEI or XEIM will obtain UL-approval for the products.

         Based on available information, XEIM was established in 1999 in China, has approximately 5, 000 employees and 2004 revenues of


ITEM 8.01 OTHER EVENTS. On October 4, 2005, Company issued a press release announcing the above-described Agreement with XEI.

         On October 3, 2005, Company issued a press release about the Company's participation in the San Diego Postcard and Souvenir Distributors Association gift show. Said press release is attached hereto as Exhibit 99.2.

         The information contained in Item 8.01 of this Current Report and the attached press releases in Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

#10.1: September 28, 2005 Agreement for Agent between China Direct Trading Corporation and Xiangtan Electric Import & Export Co., Ltd.,

#99.1 Press Release, dated October 4, 2005, announcing September 28, 2005 Agreement for Agent between China Direct Trading Corporation and Xiangtan Electric Import & Export Co., Ltd.

#99.2 Press Release, dated October 3, 2005, about China Direct Trading, Inc.'s participation in the San Diego Postcard and Souvenir Distributors Association gift show.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHINA DIRECT TRADING
                              CORPORATION

                              Date: October 3, 2005

                              By: /s/ Howard Ullman
                              Howard Ullman, Chief
                              Executive Officer and
                              President and Chairman